UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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Filed by a Party other than the Registrant   ☐

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☐           Preliminary Proxy Statement
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☐           Definitive Proxy Statement
☒           Definitive Additional Materials
☐           Soliciting Material under §240.14a-12

Hibbett Sports, Inc.
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(Name of Registrant as Specified in its Charter)
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT ANNUAL MEETING INFORMATION

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the
Hibbett Sports, Inc. Shareholder Meeting to be Held on May 28, 2020

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2020 Proxy Statement and Annual Report to shareholders are available at:

Shareholder Meeting Notice

The 2020 Annual Meeting of Shareholders of Hibbett Sports, Inc. will be held on Thursday, May 28, 2020 at 11:00 a.m. Central Time, virtually via the internet at www.meetingcenter.io/275885545. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — HIBB2020.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4:
1. Election of Class III Directors:
01 - Anthony F. Crudele
02 - James A. Hilt
03 - Jamere Jackson
2. Ratification of the selection of KPMG LLP as the Independent Registered Public Accounting Firm for Fiscal 2021.
3. Say on Pay – Approval, by non-binding advisory vote, of the compensation of our named executive officers.
4. Approval of Amendment and Restatement of the Hibbett Sports, Inc. 2015 Equity Incentive Plan to, among other things, increase the number of shares available for grant.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
–Internet - Go to www.investorvote.com/hibb
–Phone - Call us free of charge at 1-866-641-4276
–Email - Send an email to investorvote@computershares.com with “Proxy Materials Hibbett
Sports, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 18, 2020.